UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21869
Pyxis Credit Strategies Fund (formerly, Highland Credit Strategies Fund)
(Exact name of registrant as specified in charter)
200 Crescent Court
Suite 700
Dallas, Texas 75201
(Address of principal executive offices) (Zip code)
R. Joseph Dougherty
Pyxis Capital, L.P.
200 Crescent Court
Suite 700
Dallas, Texas 75201
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 665-1287
Date of fiscal year end: December 31
Date of reporting period: December 31, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
Pyxis Credit Strategies Fund Annual Report December 31, 2011

Pyxis Credit Strategies Fund (formerly Highland Credit Srategies Fund)
TABLE OF CONTENTS

Portfolio Manager’s Letter	1
Fund Profile	4
Financial Statements	5
Investment Portfolio	6
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Statement of Cash Flows	16
Financial Highlights	17
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Additional Information	29
Important Information About This Report	35
Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.
Privacy Policy
     We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.
     Collection of Information. We may collect nonpublic personal information about you from the following sources:
•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Web site information, including any information captured through the use of “cookies”; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.
     Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.
     Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

PORTFOLIO MANAGERS’ LETTER
Pyxis Credit Strategies Fund
Dear Shareholders:
We are pleased to provide you with our report for Pyxis Credit Strategies Fund (the “Fund”) for the year ended December 31, 2011. Below is an overview of the leveraged loan and high yield bond markets, a review of the Fund’s performance, the drivers behind that performance, a review of the Fund’s portfolio data and our outlook for 2012.
MARKET REVIEW — 2011
The investment environment in the leveraged loan and high yield bond markets in 2011 remained positive, but was not without volatility. The leveraged loan market returned 1.82% versus 9.97% in 2010, as measured by the Credit Suisse Leveraged Loan Index1. The Credit Suisse High Yield Index2 returned 5.47% in 2011 versus 14.42% in 2010. The High Yield and Leveraged Loan markets continued the trend of positive returns which began during the onset of the market recovery in 2009. The average price of the Credit Suisse Leveraged Loan Index settled in at 92.19, approximately two points below the 2010 average of 94.11. The Credit Suisse HY Index experienced a similar decline, ending 2011 at an average price of 98.75 versus an above par (100.89) in 2010. The drop in the average price for both indices occurred largely in August (-3.70% HY return, -4.16% LL return) and September (-2.81% HY return, 0.25% LL return)3. To place the negative price movement for the third quarter in perspective, the indices experienced the largest negative returns since the fourth quarter of 2008. The volatility can most likely be attributed to several macro-related themes (uncertainty in Europe, S&P downgrade of US debt, fears of a double-dip recession) as well as negative fund flows for both asset classes. The high yield and leveraged loan asset classes showed resolve in the fourth quarter returning 6.02% and 2.72%, respectively, as measured by Credit Suisse.
Leveraged Loans
The leveraged loan market returned 1.82% for 2011, as measured by the Credit Suisse Leveraged Loan Index. Contributing to the return was the 28bps move in 3 Month US dollar LIBOR, which averaged approximately 0.58% for 2011 versus 0.30% in 2010. LIBOR is the benchmark rate that many leveraged loans reference. Nominal spreads increased by approximately 24bps during 2011 to end the year at 376bps. The Credit Suisse Leveraged Loan Index 3-year Discount margin was 656bps on 12/31/11, tightening 68bps from the year’s high in August and versus 558bps on 12/31/10. The performance of the index can be broken up into three distinct periods: (i) first half, (ii) third quarter, and (iii) fourth quarter, each period seeing distinct drivers of price movement. In the first seven months of the year, the asset class received $26.3 billion net inflows (the largest seven-month inflow in history)4, coupled with a continuation of the 2010 refinancing and amend and extend (“A&E”) maturity wave. In terms of dollar volume, leveraged loan new issuance reached $280 billion (versus $323.1bn for CY 2010) in the first half and A&E transactions saw a monthly average of $6.3 billion5. The strong performance ended in August, as the aforementioned macro-related themes led retail investors to withdraw a record $5.5 billion from loan mutual funds6. The 4.16% decline in August would overshadow the sub-1.0% July and September, making the third-quarter the worst performing quarter since fourth quarter 2008. Better US economic data, marginally better headlines out of Europe, and attractive credit spreads led investors back into the asset class during the fourth quarter. Improved investor sentiment and an attractive entry point produced a strong October (+2.59% return) and allowed the index to finish 2011 on a positive note (+1.82%).

[1]	Credit Suisse Leveraged Loan Index is an index tracked by Credit Suisse designed to mirror the investible universe of the US dollar denominated leveraged loan market

[2]	Credit Suisse High Yield Index is an index tracked by Credit Suisse designed to mirror the investible universe of the US dollar denominated high yield debt market

[3]	Credit Suisse 2012 Leveraged Finance Outlook and 2011 Annual Review

[4]	S&P LCD Quarterly Review — Fourth Quarter

[5]	Credit Suisse 2012 Leveraged Finance Outlook and 2011 Annual Review

[6]	ibid
Annual Report | 1

PORTFOLIO MANAGERS’ LETTER
Pyxis Credit Strategies Fund
High Yield Bonds
2011 High Yield new issue volume picked up where 2010 left off, starting the first half of the year with $161.2 million, a 44.5% increase in volume over 20107. Refinancing was the main purpose of new issues during 2011 which benefited the leveraged loan market as well as the high yield bond market. Likewise, fund flows also continued the positive trend with the first quarter taking in a net $5.1 billion8. The strong technical backdrop in the market produced a cumulative Q1/Q2 ‘11 return for the Credit Suisse High Yield Index of 4.84%. The issues impacting the leverage loan market in the third quarter similarly affected the high yield asset class, causing a 5.12% decline for the index. Investors returned to the asset class to the tune of $11.1 billion net inflows in the fourth quarter, leading to a 6.02% return to the index and cumulative 2011 index return of 5.47%.
FUND PERFORMANCE OVERVIEW
On December 31, 2011, the net asset value of the Fund was $6.94 per share, as compared to $7.72 on December 31, 2010. On December 31, 2011, the closing market price of the Fund’s shares on the New York Stock Exchange (ticker symbol “HCF”) was $6.18 per share, as compared to $7.58 on December 31, 2010. During the year ended December 31, 2011, the Fund paid distributions to common shareholders of $0.53 per share. The total return on the Fund’s net assets, assuming reinvestment of distributions, was approximately -2.88% for the twelve months ended December 31, 2011. The Fund’s performance was negatively impacted by three investments in the Healthcare space: Celtic (approx. -3.0%), Genesys (approx. -1.1%), and Dfine (approx. -0.8%).
FUND DATA
As of December 31, 2010, and December 31, 2011, the Fund’s investment portfolio, exclusive of cash invested in Registered Investment Companies, was allocated as follows:

December 31, 2011	December 31, 2010

As of December 31, 2011, the Fund’s portfolio was comprised of approximately 60.46% in senior loans, 21.07% in corporate notes and bonds, 10.93% in equity interests and 7.54% in asset-backed securities. As of December 31, 2011, the Fund had leverage in the amount of approximately 28.0%9. The Fund may use leverage constituting indebtedness in an aggregate amount up to 33% of the Fund’s total assets (including the proceeds from the leverage), the maximum amount allowable under its credit agreement. The use of financial leverage involves significant risks.
MARKET OUTLOOK — 2012
We remain constructive on the leveraged loan and high yield bond assets classes in our 2012 market outlook. For the leveraged loan asset class, we believe there remains good value in higher quality names that are still trading at a discount to par. As issuers remain focused on addressing their capital structures, 2012 will most likely be another year of bond-for-loan takeouts and A&E transactions, providing a strong technical backdrop for the asset class. Continued positive technical and stable fundamental (projected
2 | Annual Report

PORTFOLIO MANAGERS’ LETTER
Pyxis Credit Strategies Fund
default rates range 1-2%) factors should provide an attractive risk-adjusted opportunity for investors in leveraged loans. For high yield we see good value in higher rated corporate bonds where option adjusted spreads are compelling given forecasts for continued improvement in the economy and reduced default rates. In addition, as the Fed signals its intent on artificially suppressing rates through mid-2013, the 8.23% current yield (as of 12/31/11) on the CS HY Index remains an attractive alternative for investors. Given the relative uncertainty on a macro level, 2012 will not be free of volatility in the market, but stable domestic corporate earnings and improving US economic data should remain supportive of both leveraged loans and high yield. We remain focused on making investments that have strong underlying fundamentals and attractive risk-adjusted returns.
Greg Stuecheli has been a portfolio manager of Pyxis Credit Strategies Fund since January 1, 2009.
Past performance does not guarantee future results. Performance during the time period shown is limited and may not reflect the performance in different economic and market cycles. There can be no assurance that similar performance will be experienced. Annualized total return is calculated by BNY Mellon Asset Serving, Inc. The calculation assumes reinvestment of distributions and other income. Investing in closed-end funds involve certain risks. The risks involved in a particular fund will depend on the securities held in that fund:
•	Market Risk — Refers to general stock market fluctuations. The value of any security can rise or fall and when liquidated, may be worth more or less than the original investment.

•	Price Risk — Refers to the fact that shares of closed-end funds frequently trade at a discount from their net asset value.

•	Interest Rate Risk — The risk that a rise in interest rates will cause the value of an investment to decline.

•	Credit Risk — Refers to an issuer’s ability to meet its obligation to make interest and principal payments.

•	Leverage Risk — The risk of higher share price volatility as leverage magnifies both gains and losses.

•	Lack of Diversification Risk- A non-diversified fund may be subject to greater price volatility or adversely affected by the performance of the securities in a particular sector. In addition, it may be more susceptible to any single economic, political, or regulatory occurrence than the holdings of an investment company that is more broadly diversified.
Annual Report | 3

FUND PROFILE
Pyxis Credit Strategies Fund
Objective
The Pyxis Credit Strategies Fund (the “Fund”) seeks to provide both current income and capital appreciation.
Total Net Assets of Common Shares as of December 31, 2011
$443.0 million
Portfolio Data as of December 31, 2011
The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.

Quality Breakdown as of 12/31/11 (%)*
A	0.1
BBB	2.0
BB	22.0
B	45.1
CCC	13.8
CC	0.2
D	0.2
NR**	16.6
100.0

Top 5 Sectors as of 12/31/11 (%)*
Healthcare	14.4
Broadcasting	10.3
Financial	8.7
Information Technology	8.4
Chemicals	8.0

Top 10 Holdings as of 12/31/11 (%)*
Genesys Ventures IA, LP (Common Stocks)	6.4
ComCorp Broadcasting, Inc. (US Senior Loans)	5.3
Celtic Pharma Phinco B.V. (Corporate Notes and Bonds)	2.5
TPC Group LLC (Corporate Notes and Bonds)	2.5
Texas Competitive Electric Holdings Company, LLC (US Senior Loans)	2.1
Azithromycin Royalty Sub LLC (Corporate Notes and Bonds)	2.1
Sabre, Inc. (US Senior Loans)	2.0
US Airways Group, Inc. (US Senior Loans)	1.7
Delta Air Lines, Inc. (US Senior Loans)	1.5
Cengage Learning Acquisitions, Inc. (US Senior Loans)	1.4

*	Quality is calculated as a percentage of total senior loans, asset-backed securities, notes and bonds. Sectors and holdings are calculated as a percentage of total assets. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Quality ratings reflect the credit quality of the underlying loans and bonds in the Fund’s portfolio and not that of the Fund itself. Quality ratings are subject to change.

**	NR is a designation for a security that is not rated by a Nationally Recognized Statistical Organization.
4 | Annual Report

FINANCIAL STATEMENTS

December 31, 2011	Pyxis Credit Strategies Fund
A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and their value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and common share price as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per common share is calculated by dividing net assets by the number of common shares outstanding as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations applicable to common shareholders.

Statements of Changes in Net Assets	These statements detail how the Fund’s net assets were affected by its operating results, distributions to common shareholders and shareholder transactions from common shares (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of common shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per common share was affected by the Fund’s operating results. The Financial Highlights also disclose the Fund’s performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
Annual Report | 5

INVESTMENT PORTFOLIO

As of December 31, 2011	Pyxis Credit Strategies Fund

Principal Amount ($)		Value ($)
US Senior Loans (a) - 76.1%

AEROSPACE - 8.4%
	Delta Air Lines, Inc.
1,960,188	Term Loan, 4.25%, 03/07/16	1,832,775
9,950,000	New Term Loan, 5.50%, 04/20/17	9,447,525
6,050,537	Term Loan Equipment Notes, 4.08%, 09/29/12	5,808,516
	Hawker Beechcraft Acquisition Co. LLC
1,441,714	Series A New Term Loan, 10.50%, 03/26/14	1,151,930
	IAP Worldwide Services, Inc.
2,209,671	Second Lien Term Loan, 13.50%, 06/28/13	2,316,476
	TransDigm, Inc.
5,742,000	First Lien Term Loan, 4.00%, 02/14/17	5,710,161
	US Airways Group, Inc.
12,772,736	Term Loan, 2.80%, 03/21/14	11,125,053

		37,392,436

BROADCASTING - 13.2%
	ComCorp Broadcasting, Inc.
3,584,549	Revolving Loan, 9.00%, 10/03/12 (b) (c)	3,383,456
35,860,392	Term Loan, 9.00%, 04/03/13 (b) (c)	33,848,624
	Cumulus Media Holdings, Inc.
8,000,000	First Lien Term Loan, 5.75%, 09/16/18	7,861,440
1,500,000	Second Lien Term Loan, 7.50%, 03/18/19	1,465,312
	LIN Television Corp.
1,500,000	Tranche B Term Loan, 12/21/18 (d)	1,498,125
	Raycom TV Broadcasting, LLC
1,741,250	Tranche B Term Loan, 4.50%, 05/31/17	1,671,600
	Univision Communications, Inc.
7,910,125	Extended First Lien Term Loan, 4.55%, 03/31/17	7,065,442
2,000,000	Initial Term Loan, 4.55%, 03/31/17 (d)	1,786,430

		58,580,429

CABLE/WIRELESS VIDEO - 2.2%
	Broadstripe, LLC
1,564,215	DIP Revolver, 7.25%, 12/31/12 (b) (e)	1,563,746
14,151,375	First Lien Term Loan (b) (f)	5,782,252
1,428,203	Revolver (b) (f)	583,564
	WideOpenWest Finance, LLC.
1,762,033	Series A New Term Loan, 8.75%, 06/30/14	1,697,419

		9,626,981

CHEMICALS - 1.3%
	W.R. Grace & Co.
1,597,107	5 Year Revolver (f)	2,981,798
1,597,107	Revolving Credit Loan (f)	2,981,798

		5,963,596

DIVERSIFIED MEDIA - 3.5%
	Cengage Learning Acquisitions, Inc.
10,770,234	Term Loan, 2.55%, 07/03/14	9,202,519
	Cydcor, Inc.
3,418,844	First Lien Tranche B Term Loan, 9.00%, 02/05/13	3,401,750
3,000,000	Second Lien Tranche B Term Loan, 12.00%, 02/05/14 (b)	3,007,500

		15,611,769

ENERGY - 0.4%
	Alon USA Energy, Inc.
210,000	Edington Facility, 2.55%, 08/05/13	198,300
1,680,000	Paramount Facility, 2.55%, 08/05/13	1,586,399

		1,784,699

FINANCIAL - 1.9%
	Nuveen Investments, Inc.
2,536,380	Non-Extended First Lien Term Loan, 3.58%, 11/13/14	2,430,182
5,750,000	Second Lien Term Loan, 12.50%, 07/31/15 (g)	5,971,375

		8,401,557

FOOD/TOBACCO - 4.0%
	Burger King Corp.
957,500	Tranche B Term Loan, 4.50%, 10/19/16	942,453
	Dean Foods Co.
989,950	2016 Tranche B Term Loan, 3.58%, 04/02/16	959,147
989,950	2017 Tranche B Term Loan, 3.55%, 04/02/17	963,716
	DS Waters of America, Inc.
1,788,889	Term Loan, 2.55%, 10/29/12	1,686,028
	DSW Holdings, Inc.
7,000,000	Term Loan, 4.30%, 03/02/12	6,545,000
	OSI Restaurant Partners, LLC
331,476	Pre-Funded RC Loan, 2.63%, 06/14/13	314,307
3,362,489	Term Loan, 2.63%, 06/14/14	3,188,329
	WM. Bolthouse Farms, Inc.
3,000,000	Second Lien Term Loan, 9.50%, 08/11/16	2,993,430

		17,592,410

FOREST PRODUCTS/CONTAINERS - 1.0%
	Consolidated Container Co., LLC
4,000,000	Second Lien Term Loan, 5.81%, 09/28/14	3,372,000
	NewPage Corp.
1,000,000	DIP Term Loan, 8.00%, 03/08/13	1,008,750

		4,380,750

6 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2011	Pyxis Credit Strategies Fund

Principal Amount ($)		Value ($)
GAMING/LEISURE - 2.3%
	Ginn LA Conduit Lender, Inc.
3,937,249	First Lien Tranche A Credit-Linked Deposit (f)	285,451
8,438,203	First Lien Tranche B Term Loan (f)	611,770
	Harrah’s Las Vegas Propco, LLC
3,000,000	Senior Loan, 3.28%, 02/13/13	2,192,145
	LLV Holdco, LLC
6,427,920	Exit Revolving Loan, 15.00%, 12/31/12 (c) (e) (g)	6,363,641
532,537	Senior Secured Facility, 15.00%, 04/30/12 (b) (c) (e) (g)	527,212
	WAICCS Las Vegas 3 LLC
7,000,000	Second Lien Term Loan (f)	35,000

		10,015,219

HEALTHCARE - 3.3%
	Emergency Medical Services Corp.
6,947,500	Initial Term Loan, 5.25%, 05/25/18	6,782,497
	HCA Inc.
2,868,440	Tranche B-3 Term Loan, 05/01/18 (d)	2,723,942
	Kinetic Concepts, Inc.
4,000,000	Dollar Term B-1 Loan, 7.00%, 05/04/18	4,041,500
	Universal Health Services, Inc.
989,153	Tranche B Term Loan 2011, 3.75%, 11/15/16	988,618

		14,536,557

HOUSING (f) - 0.1%
	LBREP/L-Suncal Master I, LLC
2,800,947	First Lien Term Loan	212,872

INFORMATION TECHNOLOGY - 8.7%
	Avaya Inc.
7,914,224	Term Loan B-3, 5.01%, 10/26/17	7,231,622
	Commscope, Inc.
2,868,325	Term Loan, 5.00%, 01/14/18	2,853,983
	Dealer Computer Services, Inc.
1,449,643	Tranche B Term Loan, 3.75%, 04/21/18	1,446,019
	Kronos, Inc.
5,000,000	First Lien Tranche B-1 Term Loan, 06/09/17 (d)	4,875,000
4,000,000	Second Lien Tranche B-1 Term Loan, 10.37%, 06/11/18	3,970,000
	Sophia L.P. (fka Datatel, Inc.)
6,000,000	Term Loan B, 12/13/18 (d)	6,009,390
	Vertafore, Inc.
7,476,532	Lien Term Loan, 5.25%, 07/29/16	7,334,478
5,000,000	Second Lien Term Loan, 9.75%, 10/29/17	4,881,250

		38,601,742

MANUFACTURING - 2.1%
	Goodman Global, Inc.
4,938,082	Initial First Lien Term Loan, 5.75%, 10/28/16	4,948,280
	Terex Corp.
997,500	U.S. Term Loan, 5.50%, 04/28/17	1,004,981
	Tomkins, LLC / Tomkins, Inc.
3,143,567	Term Loan B-1, 4.25%, 09/29/16	3,138,994

		9,092,255

RETAIL - 6.4%
	Academy, Ltd.
1,000,000	Initial Term Loan, 6.00%, 08/03/18	992,220
	Burlington Coat Warehouse Corp.
1,876,250	Term Loan B, 6.25%, 02/23/17	1,846,239
	Guitar Center, Inc.
6,334,043	Extended Term Loan, 5.83%, 04/09/17	5,583,459
	Gymboree Corporation.
2,524,500	Term Loan, 5.75%, 02/23/18	2,254,063
	J. Crew Group, Inc.
4,079,500	Term Loan, 4.75%, 03/07/18	3,842,012
	Michaels Stores, Inc.
6,420,083	B-2 Term Loan, 5.13%, 07/31/16	6,325,387
	Neiman Marcus Group Inc.
4,500,000	Term Loan, 4.75%, 05/16/18	4,348,125
	Spirit Finance Corp.
3,547,533	Term C Loan, 3.43%, 08/01/13	3,261,531

		28,453,036

SERVICE - 5.1%
	First Data Corp.
7,500,000	2018 Dollar Term Loan, 4.29%, 03/23/18	6,302,063
4,213,847	Initial Tranche B-1 Term Loan, 3.04%, 09/24/14	3,834,622
	Sabre, Inc.
15,233,118	Initial Term Loan, 2.30%, 09/30/14	12,647,677

		22,784,362

TELECOMMUNICATIONS - 6.2%
	FairPoint Communications, Inc.
9,314,016	Term Loan, 6.50%, 01/22/16	7,452,144
	Level 3 Financing, Inc.
5,611,000	Tranche A Term Loan, 2.65%, 03/13/14	5,380,444
	MetroPCS Wireless, Inc.
4,912,698	Tranche B-3 Term Loan, 4.06%, 03/19/18	4,784,968
	Syniverse Technologies, Inc.
1,782,000	Term Loan, 5.25%, 12/21/17	1,784,976
	TWCC Holding Corp.
4,852,345	Term Loan, 4.25%, 02/11/17	4,848,560
	U.S. Telepacific Corp.
3,625,447	Term Loan Advance, 5.75%, 02/23/17	3,371,666

		27,622,758

See accompanying Notes to Financial Statements. | 7

INVESTMENT PORTFOLIO (continued)

As of December 31, 2011	Pyxis Credit Strategies Fund

Principal Amount ($)		Value ($)
TRANSPORTATION — AUTOMOTIVE - 2.6%
	Allison Transmission, Inc.
4,837,088	Term Loan, 2.78%, 08/07/14	4,725,569
	Delphi Corp.
1,821,401	Tranche B Term Loan, 3.50%, 03/31/17	1,818,742
	Federal-Mogul Corp.
2,827,010	Tranche B Term Loan, 2.22%, 12/29/14	2,623,380
1,442,352	Tranche C Term Loan, 2.22%, 12/28/15	1,338,459
	Key Safety Systems, Inc.
1,172,937	First Lien Term Loan, 2.55%, 03/08/14	1,106,959

		11,613,109

TRANSPORTATION — LAND TRANSPORTATION - 0.3%
	New Century Transportation, Inc.
1,660,231	Term Loan, 14.30%, 08/14/12	1,104,054

UTILITY - 3.1%
	GBGH, LLC
1,982,379	First Lien Term Loan, 06/09/13 (b) (f)	168,502
21,329,417	Texas Competitive Electric Holdings Company, LLC Extended Term Loan 2017 Term Loan, 4.78%, 10/10/17	13,559,430

		13,727,932

	Total US Senior Loans (Cost $378,177,271)	337,098,523

Principal Amount
Foreign Denominated or Domiciled Senior Loans (a) - 9.2%

CANADA - 2.1%
USD
	CCS, Inc.
9,847,603	Term Loan, 3.30%, 11/14/14	9,137,788

IRELAND - 0.6%
USD
	SSI Investments II Ltd.
2,935,159	Term Loan, 6.50%, 05/26/17	2,920,483

NETHERLANDS - 1.0%
EUR
	Harko C.V.
500,000	Term B Dollar Loan, 5.75%, 08/02/17	497,500
	Sensata Technology BV
3,927,265	Term Loan, 4.00%, 05/12/18	3,895,356

		4,392,856

SAINT LUCIA - 0.1%
USD
	Digicel International Finance, Ltd.
700,336	Tranche A — T&T, 3.13%, 09/30/12	698,585

Principal Amount		Value ($)
UNITED KINGDOM - 5.4%
EUR
	Henson No 4 Limited
2,500,000	Facility B, 5.25%, 01/24/14	1,991,188
2,500,000	Facility C, 5.79%, 01/26/15	2,010,614
	Ineos Holdings Ltd.
7,169,697	Term B1 Facility, 7.50%, 12/16/13 (d)	9,374,366
7,910,560	Term C1 Facility, 8.00%, 12/16/14 (d)	10,394,389

		23,770,557

	Total Foreign Denominated or Domiciled Senior Loans (Cost $43,500,006)	40,920,269

Principal Amount ($)
US Asset-Backed Securities (h) - 9.8%
	ABCLO, Ltd.
2,000,000	Series 2007-1A, Class C, 2.25%, 04/15/21 (i)	1,365,638
	ACA CLO, Ltd.
4,000,000	Series 2006-2A, Class B, 1.13%, 01/20/21 (i)	2,780,000
2,000,000	Series 2007-1A, Class D, 2.75%, 06/15/22 (i)	1,140,000
	Babson CLO, Ltd.
1,000,000	Series 2007-2A, Class D, 1.96%, 04/15/21 (i)	655,000
	Bluemountain CLO, Ltd.
1,000,000	Series 2007-3A, Class D, 1.96%, 03/17/21 (i)	643,587
	Cent CDO, Ltd.
2,000,000	Series 2007-15A, Class C, 2.79%, 03/11/21 (i)	1,278,420
	Columbus Nova CLO, Ltd.
2,000,000	Series 2007-1A, Class D, 1.64%, 05/16/19 (i)	1,220,000
	Commercial Industrial Finance Corp.
1,000,000	Series 2006-1BA, Class B2L, 4.57%, 12/22/20	591,550
962,970	Series 2006-2A, Class B2L, 4.53%, 03/01/21 (i)	565,841
	Cornerstone CLO, Ltd.
2,500,000	Series 2007-1A, Class C, 2.80%, 07/15/21 (i)	1,530,250
	Goldman Sachs Asset Management CLO PLC
4,000,000	Series 2007-1A, Class D, 3.18%, 08/01/22 (i)	2,580,000
847,661	Series 2007-1A, Class E, 5.43%, 08/01/22 (i)	508,596
	Greywolf CLO, Ltd
1,000,000	Series 2007-1A, Class D, 1.97%, 02/18/21 (i)	627,900
814,466	Series 2007-1A, Class E, 4.42%, 02/18/21 (i)	517,186
	GSC Partners CDO Fund, Ltd.
3,000,000	Series 2007-8A, Class C, 1.88%, 04/17/21 (i)	1,684,290
	Gulf Stream Sextant CLO, Ltd.
1,000,000	Series 2007-1A, Class D, 2.96%, 06/17/21 (i)	630,000
8 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2011	Pyxis Credit Strategies Fund

Principal Amount ($)		Value ($)
US Asset-Backed Securities (continued)
	Hillmark Funding
2,000,000	Series 2006-1A, Class C, 2.18%, 05/21/21 (i)	1,188,600
612,103	Series 2006-1A, Class D, 4.08%, 05/21/21 (i)	383,115
	Inwood Park CDO, Ltd.
1,000,000	Series 2006-1A, Class C, 1.11%, 01/20/21 (i)	720,000
1,000,000	Series 2006-1A, Class D, 1.81%, 01/20/21 (i)	620,000
	Limerock CLO
2,000,000	Series 2007-1A, Class D, 3.77%, 04/24/23 (i)	1,035,000
	Madison Park Funding Ltd.
2,000,000	Series 2007-5A, Class C, 1.96%, 02/26/21 (i)	1,240,880
1,500,000	Series 2007-5A, Class D, 4.01%, 02/26/21 (i)	915,135
	Marquette US/European CLO, PLC
1,000,000	Series 2006-1A, Class D1, 2.15%, 07/15/20 (i)	567,667
	Navigator CDO, Ltd.
835,038	Series 2006-2A, Class D, 4.06%, 09/20/20 (i)	488,063
	Ocean Trails CLO
1,000,000	Series 2006-1A, Class D, 4.14%, 10/12/20 (i)	580,950
2,500,000	Series 2007-2A, Class C, 2.75%, 06/27/22 (i)	1,512,500
	PPM Grayhawk CLO, Ltd.
1,000,000	Series 2007-1A, Class C, 1.80%, 04/18/21 (i)	547,283
826,734	Series 2007-1A, Class D, 4.00%, 04/18/21 (i)	496,966
	Primus CLO, Ltd.
5,000,000	Series 2007-2A, Class D, 2.80%, 07/15/21 (i)	2,935,000
1,889,756	Series 2007-2A, Class E, 5.15%, 07/15/21 (i)	968,500
	Rampart CLO, Ltd.
4,000,000	Series 2006-1A, Class C, 1.85%, 04/19/21 (i)	2,566,060
	St. James River CLO, Ltd.
2,287,217	Series 2007-1A, Class E, 4.84%, 06/11/21 (i)	1,372,331
	Stanfield Daytona CLO, Ltd.
1,200,000	Series 2007-1A, Class B1L, 1.77%, 04/27/21 (i)	824,880
	Stanfield McLaren CLO, Ltd.
4,000,000	Series 2007-1A, Class B1L, 2.91%, 02/27/21 (i)	2,832,000
	Stone Tower CLO, Ltd.
2,000,000	Series 2007-6A, Class C, 1.75%, 04/17/21 (i)	1,200,000
	Venture CDO, Ltd.
2,000,000	Series 2007-9A, Class D, 4.54%, 10/12/21 (i)	1,400,000
	Westbrook CLO, Ltd.
1,000,000	Series 2006-1A, Class D, 2.26%, 12/20/20 (i)	670,350

	Total US Asset-Backed Securities (Cost $49,053,212)	43,383,538

Foreign Asset-Backed Securities (h) - 0.9%

IRELAND - 0.9%
USD
	Static Loan Funding
2,000,000	Series 2007-1X, Class D, 6.32%, 07/31/17	1,947,217
2,000,000	Series 2007-1X, Class E, 8.82%, 07/31/17	1,830,384

	Total Foreign Asset-Backed Securities (Cost $5,716,412)	3,777,601

Principal Amount ($)
Corporate Notes and Bonds - 29.7%

BROADCASTING - 1.1%
	Univision Communications, Inc.
5,000,000	7.88%, 11/01/20 (i)	5,100,000

CHEMICALS - 5.7%
	Lyondell Chemical Co.
3,768,198	11.00%, 05/01/18	4,135,597
	Polyone Corp.
5,000,000	7.38%, 09/15/20	5,175,000
	TPC Group LLC
16,000,000	8.25%, 10/01/17	16,080,000

		25,390,597

CONTAINERS, PACKAGING AND GLASS - 1.3%
	Sealed Air Corp.
250,000	8.13%, 09/15/19 (i)	275,000
250,000	8.38%, 09/15/21 (i)	277,500
	Solo Cup Co.
5,000,000	10.50%, 11/01/13	5,100,000

		5,652,500

DIVERSIFIED MEDIA - 0.8%
	AMC Networks, Inc.
250,000	7.75%, 07/15/21 (i)	273,125
	Baker & Taylor, Inc.
4,300,000	11.50%, 07/01/13 (i)	3,375,500

		3,648,625

ENERGY - 2.6%
	Calumet Specialty Products Partners LP
2,785,000	9.38%, 05/01/19 (i)	2,715,375
	Northern Tier Energy LLC
4,000,000	10.50%, 12/01/17 (i)	4,300,000
	Venoco, Inc.
5,000,000	8.88%, 02/15/19 (i)	4,525,000

		11,540,375

FOOD AND DRUG - 1.0%
	Rite Aid Corp.
4,000,000	10.38%, 07/15/16	4,270,000

See accompanying Notes to Financial Statements. | 9

INVESTMENT PORTFOLIO (continued)

As of December 31, 2011	Pyxis Credit Strategies Fund

Principal Amount ($)		Value ($)
FOREST PRODUCTS/CONTAINERS - 1.4%
	Appleton Papers, Inc.
6,000,000	10.50%, 06/15/15 (i)	5,947,500
	Darling International, Inc.
250,000	8.50%, 12/15/18	278,750
	NewPage Holding Corp., PIK
396,397	11/01/13 (f)(h)	2,451

		6,228,701

HEALTHCARE - 7.5%
	Azithromycin Royalty Sub LLC
14,639,416	16.00%, 05/15/19 (f) (i)	13,468,263
72,945,935	Celtic Pharma Phinco B.V. (b) (f) (i)	16,128,766
	Health Management Associates, Inc.
2,500,000	7.38%, 01/15/20 (i)	2,606,250
	Pharma IV (Eszopiclone)
921,804	12.00%, 06/30/14 (i)	903,368

		33,106,647

INFORMATION TECHNOLOGY - 2.7%
	Avaya, Inc.
4,000,000	7.00%, 04/01/19 (i)	3,900,000
	Commscope, Inc.
3,000,000	8.25%, 01/15/19 (i)	3,015,000
	Freescale Semiconductor, Inc.
4,422,000	10.13%, 03/15/18 (i)	4,842,090
	New Holding, Inc.
357,689	15.00%, 03/12/13 (b)	204,741

		11,961,831

RETAIL - 0.1%
	Academy Ltd.
250,000	9.25%, 08/01/19 (i)	248,125

SERVICE - 0.9%
	Travelport LLC
7,000,000	9.88%, 09/01/14	4,200,000

TELECOMMUNICATIONS - 0.7%
	MetroPCS Wireless, Inc.
3,115,000	7.88%, 09/01/18	3,173,406

TRANSPORTATION - 2.1%
	Dana Holding Corp.
2,500,000	6.50%, 02/15/19	2,537,500
2,500,000	6.75%, 02/15/21	2,575,000
	Visteon Corp.
4,000,000	6.75%, 04/15/19 (i)	4,010,000

		9,122,500

TRANSPORTATION — AUTOMOTIVE - 0.5%
3,750,000	DPH Holdings Corp. (f)	75,000
3,933,000	DPH Holdings Corp. (f)	78,660
8,334,000	DPH Holdings Corp. (f) (j)	166,680
	DPH Holdings Corp.
1,000,000	5.88%, 05/15/19 (i)	1,025,000
1,000,000	6.13%, 05/15/21 (i)	1,035,000

		2,380,340

UTILITY - 1.3%
	Calpine Corp.
3,000,000	7.25%, 10/15/17 (i)	3,165,000
	Texas Competitive Electric Holdings Co. LLC
3,000,000	11.50%, 10/01/20 (i)	2,561,250

		5,726,250

	Total Corporate Notes and Bonds (Cost $187,494,698)	131,749,897

Claims (k) - 0.0%

OTHER - 0.0%
330,532	Hillcrest IV (b)	—

	Total Claims (Cost $330,532)	—

Shares
Common Stocks (k) - 14.0%

AEROSPACE - 0.0%
4,297	Delta Air Lines, Inc.	34,763

BROADCASTING - 0.1%
	Communications Corp. of
2,010,616	America (b) (c)	—
	Young Broadcasting
220	Holding Co., Inc., Class A	627,000

		627,000

DIVERSIFIED MEDIA - 1.6%
1,000,000	Adelphia Recovery Trust	1,000
46,601	American Banknote Corp. (b)	316,887
	Endurance Business
3,565	Media, Inc., Class A	39,213
45,168	Fairpoint Communications, Inc.	195,577
18,000	Gray Television, Inc., Class A	25,020
308,875	Metro-Goldwyn-Mayer, Inc., Class A	6,692,240

		7,269,937

GAMING/LEISURE - 0.6%
	LLV Holdco, LLC — Litigation
13	Trust Units (b) (c)	—
	LLV Holdco, LLC — Series A
26,712	Membership Interest (b) (c)	2,640,973
	LLV Holdco, LLC — Series B
144	Membership Interest (b) (c)	14,247

		2,655,220

HEALTHCARE - 9.3%
24,000,000	Genesys Ventures IA, LP (b) (c)	41,040,000

HOUSING - 0.2%
318,400	CCD Equity Partners, LLC	853,312

INFORMATION TECHNOLOGY - 0.1%
48,210	Magnachip Semiconductor Corp. (j)	360,610
9,342	New Holding, Inc. (b)	—

		360,610

10 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2011	Pyxis Credit Strategies Fund

Shares		Value ($)
METALS/MINERALS - 0.2%
3,353	Euramax International, Inc.	993,326

SERVICE - 0.6%
200,964	Safety-Kleen Systems, Inc.	2,562,295

UTILITY - 0.0%
81,194	Entegra TC LLC	30,448
4,365	GBGH, LLC (b)	—

		30,448

WIRELESS COMMUNICATIONS - 1.3%
2,260,530	Pendrell Corp.	5,786,954

	Total Common Stocks (Cost $190,592,338)	62,213,865

Preferred Stocks (b) (k) - 0.9%
4,464,284	Dfine, Inc., Series D	1,250,000
2,647,663	Dfine, Inc., Series E	1,059,065
5,071,255	Dfine, Inc., Series F	1,521,377

	Total Preferred Stocks (Cost $13,790,170)	3,830,442

Units
Warrants (k) - 0.5%
1,271	GBGH LLC, expires 06/09/14 (b)	—
	IAP Worldwide Services, Inc.,
49,317	Series A, expires 06/12/15 (b)	430,537
	IAP Worldwide Services, Inc.,
14,444	Series B, expires 06/12/15 (b)	37,266
	IAP Worldwide Services, Inc.,
7,312	Series C, expires 06/12/15 (b)	—
	LLV Holdco, LLC, Series C,
602	expires 07/15/15 (b) (c)	—
	LLV Holdco, LLC, Series D,
828	expires 07/15/15 (b) (c)	—
	LLV Holdco, LLC, Series E,
925	expires 07/15/15 (b) (c)	—
	LLV Holdco, LLC, Series F,
1,041	expires 07/15/15 (b) (c)	—
	LLV Holdco, LLC, Series G,
1,179	expires 07/15/15 (b) (c)	—
643,777	Microvision, Inc., expires 07/23/13	115,880
	Young Broadcasting
597	Holding Co., Inc., expires 12/24/24	1,701,450

	Total Warrants (Cost $1,189,391)	2,285,133

Shares
Registered Investment Company - 1.6%
7,060,519	Federal Prime Obligations Fund	7,060,519

	Total Registered Investment Company (Cost $7,060,519)	7,060,519

Value ($)
Total Investments - 142.7% (Cost of $876,904,549) (l)	632,319,787

Other Assets & Liabilities, Net — (42.7)%	(189,272,039)

Net Assets applicable to Common Shareholders - 100.0%	$443,047,748

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise identified by (g), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London InterBank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2011. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(b)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $112,981,503, or 25.5% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2011.

(c)	Affiliated issuers. See Note 12.

(d)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(e)	Senior Loan assets have additional unfunded loan commitments. See Note 11.

(f)	The issuer is in default of its payment obligation. Income is not being accrued.

(g)	Fixed rate senior loan.

(h)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2011.

(i)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2011, these securities amounted to $126,489,100 or 28.4% of net assets. These securities have been determined by the investment advisor to be liquid securities.

(j)	Securities (or a portion of securities) on loan. See Note 10.

(k)	Non-income producing security.

(l)	Cost for U.S. federal income tax purposes is $883,115,592.

AUD	Australian Dollar
EUR	Euro Currency
GBP	Great Britain Pound

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CSF	Credit Suisse First Boston
DIP	Debtor-in-Possession
PIK	Payment-in-Kind
PNC	PNC Financial Services
See accompanying Notes to Financial Statements. | 11

INVESTMENT PORTFOLIO (continued)

As of December 31, 2011	Pyxis Credit Strategies Fund
Foreign Denominated or Domiciled Senior Loans &
Foreign Asset Backed Securities
Industry Concentration Table:
(% of Net Assets)

Chemicals	4.6%
Service	2.1%
Retail	0.9%
Diversified Media	0.9%
Financial	0.8%
Information Technology	0.6%
Telecommunications	0.2%

Total	10.1%

Forward foreign currency contracts outstanding as of December 31, 2011 were as follows:

			Principal
Contracts			Amount		Net
to Buy or		Counter-	Covered by	Expi-	Unrealized
to Sell	Currency	party	Contracts	ration	Appreciation*
Sell	EUR	PNC	10,346,000	02/06/12	1,313,005
Sell	EUR	CSF	4,223,000	05/11/12	353,748
Sell	GBP	CSF	3,100,000	05/11/12	86,929

					$1,753,682

*	The primary risk exposure is foreign currency contract risk. Statement of Assets and Liabilities location: Net unrealized appreciation on forward foreign currency contracts. (see Notes 2 and 14).
12 | See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2011	Pyxis Credit Strategies Fund

$
Assets:
Unaffiliated issuers, at value (cost $715,314,978)	544,501,634
Affiliated issuers, at value (cost $161,589,571) (Note 12)	87,818,153

Total investments, at value (cost $876,904,549)	632,319,787
Cash and foreign currency*	700,502
Cash held as collateral for securities loaned (Note 10)	13,411
Net unrealized appreciation on forward foreign currency contracts	1,753,682
Receivable for:
Investments sold	2,076,689
Interest receivable	4,954,062
Other assets	108,254

Total assets	641,926,387

Liabilities:
Notes payable (Notes 7 and 8)	173,000,000
Net discount and unrealized depreciation on unfunded transactions (Note 11)	500,834
Payable upon receipt of securities loaned (Note 10)	13,411
Payables for:
Distributions	110,631
Investments purchased	23,413,505
Investment advisory fee payable (Note 4)	560,385
Administration fee (Note 4)	112,077
Trustees’ fees (Note 4)	26,500
Interest expense (Notes 7 and 8)	772,890
Accrued expenses and other liabilities	368,406

Total liabilities	198,878,639

Net Assets Applicable To Common Shares	443,047,748

Composition of Net Assets:
Par value of common shares (Note 1)	63,881
Paid-in capital in excess of par value of common shares	1,142,932,645
Undistributed net investment income	4,596,466
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(461,897,416)
Net unrealized appreciation/(depreciation) on investments, unfunded transactions and foreign currency transactions	(242,647,828)

Net Assets Applicable to Common Shares	443,047,748

Common Shares
Net assets	443,047,748
Shares outstanding (unlimited authorization)	63,881,473
Net asset value per share (Net assets/shares outstanding)	6.94

*	Includes foreign currency held at value of $(6,102), with a cost of $(6,269).
See accompanying Notes to Financial Statements. | 13

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011	Pyxis Credit Strategies Fund

($)
Investment Income:
Interest from unaffiliated issuers	40,482,417
Interest from affiliated issuers (Note 12)	4,332,528
Securities lending income (Note 10)	1,542

Total investment income	44,816,487

Expenses:
Investment advisory fees (Note 4)	6,611,544
Administration fees (Note 4)	1,322,308
Accounting service fees	390,115
Transfer agent fee	81,033
Trustees’ fees (Note 4)	122,371
Custodian fees	59,170
Registration fees	57,297
Reports to shareholders	185,936
Audit fees	128,250
Legal fees	1,392,528
Insurance expense	220,517
Interest expense (Notes 7 and 8)	4,279,823
Commitment fee expense (Note 7)	113,149
Other expenses	87,949

Total operating expenses	15,051,990

Net investment income	29,764,497

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers (1)	(4,690,583)
Net realized gain/(loss) on forward foreign currency contracts (2)	(1,356,817)
Net realized gain/(loss) on foreign currency transactions	2,091,840
Net change in unrealized appreciation/(depreciation) on investments	(45,464,041)
Net change in unrealized appreciation/(depreciation) on unfunded transactions (Note 11)	2,961,113
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts (2)	2,110,122
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	(1,834,818)

Net realized and unrealized gain/(loss) on investments	(46,183,184)

Net decrease in net assets from operations	(16,418,687)

(1)	On August 19, 2008, a claim was filed against the Fund, amongst others, for failure to settle two trades of debt tranches. The trades were pending settlement while clarification was sought related to the Fund’s counterparty being in possession of material non-public information. The Fund settled this claim for approximately $447,501 during the period.

(2)	The primary risk exposure is foreign currency contracts risk (see Notes 2 and 14).
14 | See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Pyxis Credit Strategies Fund

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
	($)	($)
From Operations
Net investment income	29,764,497	37,849,673
Net realized gain/(loss) on investments and foreign currency transactions	(3,955,560)	(57,188,082)
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currency	(42,227,624)	92,512,177

Net change in net assets from operations	(16,418,687)	73,173,768

Distributions Declared to Common Shareholders
From net investment income	(33,689,329)	(40,172,474)

Total distributions declared to common shareholders	(33,689,329)	(40,172,474)

Share Transactions from Common Shares
Distributions reinvested	402,973	987,652

Net increase from share transactions from common shares	402,973	987,652

Total increase (decrease) in net assets from common shares	(49,705,043)	33,988,946

Net Assets Applicable to Common Shares
Beginning of year	492,752,791	458,763,845

End of year (including undistributed net investment income of $4,596,466 and $6,530,529, respectively)	443,047,748	492,752,791

Change in Common Shares
Issued for distributions reinvested	52,120	129,924

Net increase in common shares	52,120	129,924
See accompanying Notes to Financial Statements. | 15

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2011	Pyxis Credit Strategies Fund

($)
Cash Flows Provided by Operating Activities
Net investment income	29,764,497

Adjustments to Reconcile Net Investment Income to Net Cash and Foreign Currency Used in Operating Activities
Purchase of investment securities	(431,281,134)
Proceeds from disposition of investment securities (1)	339,434,826
Net purchases of short-term investment securities	(7,060,519)
Decrease in receivable for investments sold	625,630
Increase in interest receivable	(34,435)
Decrease in cash held as collateral for securities loaned	5,776,345
Net amortization/(accretion) of premium/(discount)	(3,007,469)
Realized gain/(loss) on forward foreign currency contracts	(1,356,817)
Increase in payable for investments purchased	18,906,859
Increase in payables to related parties	33,242
Increase in interest payable	79,890
Decrease in payable upon receipt of securities loaned	(5,776,345)
Decrease in other expenses and liabilities	(117,051)

Net cash and foreign currency used in operating activities	(54,012,481)

Cash Flows Provided by Financing Activities
Increase in notes payable (Note 7)	53,000,000
Distributions paid in cash	(33,408,519)
Net cash flow provided by financing activities	19,591,481

Effect of exchange rate changes on cash	(2,747,175)

Net decrease in cash and foreign currency	(37,168,175)

Cash and Foreign Currency
Beginning of the period	37,868,677

End of the period	700,502

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	4,199,933

(1)	On August 19, 2008, a claim was filed against the Fund, amongst others, for failure to settle two trades of debt tranches. The trades were pending settlement while clarification was sought related to the Fund’s counterparty being in possession of material non-public information. The Fund settled this claim for approximately $447,501 during the period.
16 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Pyxis Credit Strategies Fund
Selected data for a share outstanding throughout each period is as follows:

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Common Shares Per Share Operating	December 31,		December 31,	December 31,	December 31,	December 31,
Performance:	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$7.72		$7.20	$6.51	$17.99	$20.08

Income from Investment Operations:
Net investment income	0.47		0.59	0.74	1.35	1.71
Net realized and unrealized gain/(loss) on investments	(0.72)		0.56	0.74	(9.79)	(1.85)

Total from investment operations	(0.25)		1.15	1.48	(8.44)	(0.14)
Less Distributions Declared to Common Shareholders:
From net investment income	(0.53)		(0.63)	(0.79)	(1.46)	(1.65)
From net realized gains	—		—	—	(0.26)	(0.30)

Total distributions declared to common shareholders	(0.53)		(0.63)	(0.79)	(1.72)	(1.95)

Dilutive impact of rights offering	—		—	—	(1.32)	—

Net Asset Value, End of Year	$6.94		$7.72	$7.20	$6.51	$17.99
Market Value, End of Year	$6.18		$7.58	$6.31	$5.70	$15.82
Market Value Total Return (a)	(12.18	)%(b)	30.76%	27.69%	(57.84)%	(17.05)%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$443,048		$492,753	$458,764	$361,211	$621,078

Common Share Information at End of Year:
Ratios based on average net assets of common shares:
Gross operating expenses (including interest and commitment fee expense)	3.15%		3.14%	3.90%	3.78%	4.03%
Interest and commitment fee expense	0.92%		1.01%	1.49%	1.63%	2.16%
Dividend expense from short positions	N/A		— (c)	— (c)	0.17%	0.03%
Fees and expenses waived	N/A		(0.14)%	(0.31)%	(0.09)%	—
Net expenses	3.15%		3.00%	3.59%	3.86%	4.06%
Net investment income	6.24%		7.92%	11.09%	11.36%	8.64%
Ratios based on managed net assets of common shares:
Gross operating expenses (including interest and commitment fee expense)	2.27%		2.51%	3.12%	2.69%	2.94%
Interest and commitment fee expense	0.66%		0.81%	1.19%	1.16%	1.58%
Dividend expense from short positions	N/A		— (c)	— (c)	0.12%	0.02%
Fees and expenses waived	N/A		(0.11)%	(0.25)%	(0.06)%	—
Net expenses	2.27%		2.40%	2.87%	2.75%	2.96%
Net investment income	4.50%		6.34%	8.88%	8.12%	6.31%
Portfolio turnover rate	52%		91%	88%	78%	66%

(a)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan.

(b)	A late audit adjustment was made to net asset value. However, performance was not recalculated using the adjusted net asset value. Rather total return is calculated using the net asset value used for trading at the close of business.

(c)	Less than 0.005%.
See accompanying Notes to Financial Statements. | 17

NOTES TO FINANCIAL STATEMENTS

December 31, 2011	Pyxis Credit Strategies Fund
Note 1. Organization and Operations
Pyxis Credit Strategies Fund (formerly Highland Credit Strategies Fund) (the “Fund”) is a Delaware statutory trust and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange under the ticker symbol HCF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006.
Investment Objective
The Fund seeks to provide both current income and capital appreciation.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates
The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.
Fund Valuation
The net asset value (“NAV”) of the Fund’s common shares is calculated each week, in connection with each issuance of common shares by the Fund, as of each distribution date (after giving effect to the relevant declaration) and on such other dates as determined by the Fund’s Board of Trustees (the “Board” or “Trustees”), or its designee, in accordance with procedures approved by the Board. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.
Valuation of Investments
In computing the Fund’s net assets attributable to common shares, securities with readily available market quotations on the New York Stock Exchange, NASDAQ or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means.
Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Pyxis Capital, L.P. (formerly Highland Capital Management, L.P.,) (the “Investment Adviser”) has determined to generally have the capability to provide appropriate pricing services and have been approved by the Trustees.
Securities for which market quotations are not readily available, for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term debt investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
Fair Value Measurements:
The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:
18 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011	Pyxis Credit Strategies Fund

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
As of December 31, 2011, the Fund’s investments consisted of senior loans, corporate notes and bonds, asset-backed securities, common stock, preferred stock and warrants. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans and bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.
The fair value of the Fund’s common stocks, preferred stocks and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.
At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2011 are as follows:

			Level 2	Level 3
		Level 1	Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
Investments	December 31, 2011	Price	Input	Input
Assets
Common Stocks
Aerospace	$34,763	$34,763	$—	$—
Broadcasting	627,000	—	—	627,000
Diversified Media	7,269,937	221,597	—	7,048,340
Gaming/Leisure	2,655,220	—	—	2,655,220
Healthcare	41,040,000	—	—	41,040,000
Housing	853,312	—	—	853,312
Information Technology	360,610	360,610	—	—
Metals/Minerals	993,326	—	—	993,326
Service	2,562,295	—	—	2,562,295
Utility	30,448	—	—	30,448
Wireless Communication	5,786,954	5,786,954	—	—
Annual Report | 19

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011	Pyxis Credit Strategies Fund

			Level 2	Level 3
		Level 1	Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
Investments	December 31, 2011	Price	Input	Input
Preferred Stocks	$3,830,442	$—	$—	$3,830,442
Warrants	2,285,133	—	115,880	2,169,253
Registered Investment Company	7,060,519	7,060,519	—	—
Debt				—
Senior Loans	378,018,792	—	282,106,245	95,912,547
Asset-Backed Securities	47,161,139	—		47,161,139
Corporate Debt	131,749,897	—	100,724,419	31,025,478
Other Financial Instruments*
Forward foreign exchange contracts	1,753,682	—	1,753,682	—

Total Investments and Forward Foreign Exchange Contracts	634,073,469	13,464,443	384,700,226	235,908,800

Total	$634,073,469	$13,464,443	$384,700,226	$235,908,800

*	Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as forwards which are valued at the unrealized appreciation/(depreciation) on the investment.
The Fund did not have any liabilities that were measured at fair value or Level 3 at December 31, 2011.
The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the year ended December 31, 2011.

				Net
Assets at Fair				amortization/					Balance
Value using	Balance as of	Transfers	Transfers	(accretion) of	Net	Net			as of
unobservable	December 31,	into	out	premium/	realized	unrealized	Net	Net	December 31,
inputs (Level 3)	2010	Level 3	of Level 3	(discount)	gains/(losses)	gains/(losses)	purchase*	Sales	2011
Common Stocks
Broadcasting	$533,500	$—	$—	$—	$—	$93,500	$—	$—	$627,000
Diversified Media	7,804,243	—	—	—	—	(755,903)	—	—	7,048,340
Gaming/Leisure	10,433,255	—	—	—	—	(7,778,961)	926	—	2,655,220
Healthcare	47,040,000	—	—	—	—	(6,000,000)	—	—	41,040,000
Housing	—	—	—	—	—	(6,908,794)	7,762,106	—	853,312
Information
Technology	536,094	—	(360,610)	—	—	(175,484)	—	—	—
Metals/Minerals	2,463,175	—	—	—	929,247	(920,024)	—	(1,479,072)	993,326
Service	2,174,434	—	—	—	—	387,861	—	—	2,562,295
Utility	32,478	—	—	—	—	(2,030)	—	—	30,448
Preferred Stocks	6,400,753	—	—	—	—	(4,091,688)	1,521,377	—	3,830,442
Warrants	2,357,303	—	—	—	—	(188,050)	—	—	2,169,253
Debt
Senior Loans	88,749,455	5,988,209	(11,701,699)	967,006	(7,255,855)	14,787,730	30,060,412	(25,682,711)	95,912,547
Asset-Backed Securities	47,173,078	—	—	54,327	—	(66,266)	—	—	47,161,139
Corporate Debt	62,721,918	—	—	33,943	(3,453,358)	(9,776,307)	2,572,855	(21,073,573)	31,025,478
Claims	—	—	—	—	—	(330,532)	330,532	—	—

Total	$278,419,686	$5,988,209	$(12,062,309)	$1,055,276	$(9,779,966)	$(21,724,948)	$42,248,208	$(48,235,356)	$235,908,800

*	Includes any applicable borrowings and/or pay downs made on revolving credit facilities held in the Fund’s investment portfolio.
For the year ended December 31, 2011, total change in unrealized gain/(loss) on Level 3 securities still held at period end and included in the change in net assets was $(41,361,022). For the year ended December 31, 2011, there were no transfers from Level 1 to Level 2. The Fund presents these unrealized losses on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.
Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended December 31, 2011, a net amount of $5,988,209 of the Fund’s portfolio investments were transferred to Level 3 from Level 2, a net amount of $11,701,699 of the Fund’s portfolio investments were transferred to Level 2 from Level 3 and a net amount of $360,610 of the Fund’s portfolio investments were transferred to Level 1 from Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
20 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011	Pyxis Credit Strategies Fund
Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Foreign Currency
Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates between trade and settlement dates on security transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized gain(loss) on foreign currency transaction.
Forward Foreign Currency Contracts
In order to minimize the movement in NAV resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. Forwards involve counterparty credit risk to the Fund because the forwards are not exchange traded, and there is no clearinghouse to guarantee forwards against default. As of December 31, 2011, the open value of the Fund’s forward foreign currency contracts were EUR 14,569,000 and GBP 3,100,000 and during the year ended December 31, 2011, the closed notional value were AUD 30,409,053 and EUR 36,119,773.
Short Equity and Bond Sales
A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon settlement of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.
When short sales are employed, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. As of December 31, 2011, the Fund did not have any short sale transactions.
Credit Default Swaps
To the extent consistent with the Fund’s prospectus, the Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller typically pays the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event.
Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage as certain other leveraged transactions, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. During the year ended December 31, 2011, there were no credit default swap trades outstanding.
Income Recognition
Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.
U.S. Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes.
Annual Report | 21

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011	Pyxis Credit Strategies Fund
Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Distributions to Shareholders
The Fund plans to pay distributions from Net Investment Income monthly and capital gain distributions monthly to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. Each participant in the Plan will pay a pro rata share of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.
Cash and Cash Equivalents
The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities. At December 31, 2011, the Fund had $6,102 of cash and cash equivalents denominated in foreign currencies, with a cost of $6,269.
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank.
Note 3. U.S. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
For the year ended December 31, 2011, permanent differences resulting primarily from capital loss carryforward expiring, non-deductible excise tax paid and Section 988 gain/(loss) reclass were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income	Loss	Capital
$1,990,769	$9,234,624	$(11,225,393)
The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010, the past two tax years ends, were as follows:

Distributions paid from:	2011	2010
Ordinary income*	$33,689,329	$40,172,474

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
As of December 31, 2011, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed		Accumulated
Ordinary	Long-Term	Net Unrealized	Capital and
Income	Capital Gains	(Depreciation)*	Other Losses
$5,069,629	$—	$(248,858,871)	$(454,295,223)

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.
As of December 31, 2011, the most recent year end, for federal income tax purposes, the Fund had capital loss carryforwards, which will expire in the indicated years:

Capital Loss			Expiration
Carryforwards***			Date
$3,279,930	*		2012
8,679,337	*		2014
6,437,279	*		2015
90,161,614*	**		2016
282,026,384			2017
45,893,101			2018
11,831,412			N/A+

$448,309,057		Total

22 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011	Pyxis Credit Strategies Fund

*	These capital loss carryforward amounts were acquired in the reorganizations of Prospect Street High Income Portfolio Inc (“PHY”) and Prospect Street Income Shares Inc (“CNN”) into the Fund on July 18, 2008 and are available to offset future capital gains of the Fund. The Fund’s ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.

**	This capital loss carryforward amount was acquired in the reorganization of Highland Distressed Opportunities, Inc. (“HCD”) into the Fund on June 12, 2009, and is available to offset future capital gains of the Fund. The Fund’s ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.

***	The Fund’s ability to utilize the capital loss carryforward may be limited.

+	The Regulated Investment Company Modernization Act of 2010 (“Modernization Act”) was signed into law on December 22, 2010. Under the Modernization Act the Fund will be permitted to carry forward indefinitely capital losses incurred in taxable years beginning after December 22, 2010 (Tax Year 2011 for the Fund). However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
During the year ended December 31, 2011, the Fund lost through expiration $11,115,101 of capital loss carryforwards.
Unrealized appreciation and depreciation at December 31, 2011, based on cost of investments for U.S. federal income tax purposes was:

Unrealized appreciation	$23,232,467
Unrealized depreciation	(274,028,272)

Net unrealized depreciation	$(250,795,805)

Post-October Losses
Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2011, the Fund intends to elect to defer net realized capital losses incurred from November 1, 2011 through December 31, 2011 of $5,986,166.
Note 4. Investment Advisory, Administration, and Trustee Fees
Investment Advisory Fee
Effective January 9, 2012, the Fund’s Investment Adviser, Highland Funds Asset Management, L.P., changed its name to Pyxis Capital, L.P. Prior to December 15, 2011, the Fund’s Investment Adviser was Highland Capital Management, L.P. The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Fund’s Managed Assets. The Fund’s “Managed Assets” is an amount equal to the total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.
Administration Fee
The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). The Investment Adviser pays BNY Mellon directly for these sub-administration services.
Fees Paid to Officers and Trustees
Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Pyxis Fund Complex based on relative net assets. The “Pyxis Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser and any affiliates as of the period covered by this annual report.
The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.
Note 5. Fund Information
For the year ended December 31, 2011, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $431,281,134 and $339,434,826, respectively.
Note 6. Senior Loan Participation Commitments
The Fund may invest its assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries or geographic regions (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC
Annual Report | 23

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011	Pyxis Credit Strategies Fund
insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest.
When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the Borrower directly. As such, the Fund assumes the credit risk of the Borrowers, as well as of the selling participants or other persons interpositioned between the Fund and the Borrowers. The ability of Borrowers, selling participants or other persons interpositioned between the Fund and the Borrowers to meet their obligations may be affected by a number of factors, including economic developments in a specific industry.
At December 31, 2011, the Fund held no loans on participation.
Note 7. Credit Agreement
On February 2, 2011, the Fund entered into a $125,000,000 credit agreement with State Street Bank and Trust Company (the “Credit Agreement”). The Credit Agreement terminates January 31, 2012. Concurrent with entering into the Credit Agreement, the Fund agreed to pay a $125,000 structuring fee, which will be amortized ratably over the term of the agreement. As of December 31, 2011, $113,149 of structuring fee is included in commitment fee expense on the Statement of Operations. The terms of the Credit Agreement require the Fund to pay 0.15% on the uncommitted balance and pay a spread of 1.25% over LIBOR on amounts borrowed. In connection with the execution of the Credit Agreement, the Fund amended the agreement with the holders of the Notes (the “Amendment”) (see Note 8) to allow for a secured credit facility provider. As of December 31, 2011, the fair value of the outstanding Credit Agreement was estimated to be $53,140,785. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 1 year risk free rate.
On January 31, 2012, the Fund entered into an amendment (the “Second Amendment”), extending the Credit Agreement termination date from January 31, 2012, to January 29, 2013. Additionally, the spread over LIBOR on amounts borrowed declined from 1.25% to 1.15%.
For the period March 15, 2011 (first day of borrowing) through December 31, 2011, the average daily loan balance was $77,376,712 at a weighted average interest rate of 1.41%, excluding any commitment fee. With respect to these borrowings, interest expense of $880,048 and uncommitted balance fee of $78,775 are included in interest expense in the Statement of Operations.
Note 8. Floating Rate Series A Senior Secured Notes
On April 16, 2010, the Fund issued $120,000,000 principal amount of floating rate Series A senior unsecured notes (“Notes”). The Notes bear interest, payable quarterly, at the rate of 3 month LIBOR, subject to a LIBOR floor of 1.00%, plus 1.70%, to maturity on April 16, 2015. As of December 31, 2011, the carrying value of the outstanding Notes was $120 million, excluding accrued interest that was owed at that date. As of December 31, 2011, the fair value of the outstanding Notes was estimated to be $125,860,133. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 5 year risk free rate.
The Amendment changed the status of the Notes from unsecured to secured pari pasu with State Street Bank and Trust Company and required an amendment fee of 0.03% of the Note balance of $120,000,000 or $36,000. With respect to this fee, $36,000 is included in interest expense in the Statement of Operations.
The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Notes agreement. The Fund is required under the 1940 Act to maintain asset coverage for the Notes and Credit Agreement at 300%. The Fund may prepay the Notes at any time, and is subject to the following prepayment penalty on any amounts prepaid: 2.00% in the first two years, 1.00% in year three, and 0% thereafter.
The interest rate charged at December 31, 2011, was 2.70%. The average daily note balance was $120,000,000 at a weighted average interest rate of 2.70%. With respect to the Notes, interest expense of $3,285,000 is included in interest expense in the Statement of Operations.
Note 9. Asset Coverage
The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement and the Notes.
Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

		% of
		Asset Coverage
	Total Amount	of
Date	Outstanding	Indebtedness
12/31/2011	$173,000,000	356.1%
12/31/2010	120,000,000	510.6
12/31/2009	112,000,000	509.6
12/31/2008	141,000,000	356.2
12/31/2007	248,000,000	350.4
12/31/2006	285,000,000	342.9
24 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011	Pyxis Credit Strategies Fund
Note 10. Securities Loans
The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the bid value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral and receives a fee from the borrower. As of December 31, 2011, the market value of securities loaned by the Fund was $6,925. The loaned securities were secured with cash collateral of $13,411, which was invested in the BlackRock Institutional Money Market Trust.
Note 11. Unfunded Loan Commitments
As of December 31, 2011 the Fund had unfunded loan commitments of $4,889,068, which could be extended at the option of the borrower, as detailed below:

Unfunded
Loan
Borrower	Commitment
Broadstripe, LLC	$754,423
LLV Holdco, LLC	2,134,645
Sorenson Communications, Inc.	2,000,000
Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of December 31, 2011 the Fund recognized net discount and unrealized depreciation on unfunded transactions of $500,834. The net change in unrealized appreciation on unfunded transactions of $2,961,113 is recorded in the Statement of Operations.
Note 12. Affiliated Issuers
Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its outstanding voting securities. The Fund held at least five percent of the outstanding voting securities of the following companies as of December 31, 2011:

	Par Value at	Shares at	Market Value
	December 31,	December 31,	December 31,	December 31,	Affiliated
Issuer	2011	2011	2010	2011	Income	Purchases	Sales
ComCorp Broadcasting, Inc. (Senior Loans)*	$39,444,941	—	$35,887,007	$37,232,080	$3,599,351	$—	$—
Communications Corp of America (Common Stock)	—	2,010,616	—	—	—	—	—
Genesys Ventures IA, LP (Common Stock)	—	24,000,000	47,040,000	41,040,000	—	—	—
LLV Holdco, LLC (Senior Loans)	6,427,920	—	2,602,887	6,363,641	724,372	3,798,741	—
LLV Holdco, LLC (Senior Loans)	532,537	—	—	527,212	8,805	528,177	—
LLV Holdco, LLC — Series A Membership Interest (Common Stock)	—	26,712	10,021,113	2,640,973	—	—	—
LLV Holdco, LLC — Series B Membership Interest (Common Stock)	—	144	412,142	14,247	—	926	—
LLV Holdco, LLC — Litigation Trust Units (Common Stock)	—	13	—	—	—	—	—
LLV Holdco, LLC — Series C Membership Interest (Warrants)	—	602	—	—	—	—	—
LLV Holdco, LLC — Series D Membership Interest (Warrants)	—	828	—	—	—	—	—
LLV Holdco, LLC — Series E Membership Interest (Warrants)	—	925	—	—	—	—	—
LLV Holdco, LLC — Series F Membership Interest (Warrants)	—	1,041	—	—	—	—	—
LLV Holdco, LLC — Series G Membership Interest (Warrants)	—	1,179	—	—	—	—	—

	$46,405,398	26,042,060	$95,963,149	$87,818,153	$4,332,528	$4,327,844	$—

*	Company is a wholly owned subsidiary of Communications Corp. of America.
Note 13. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers and certain counterparties. The Fund’s maximum exposure under these arrangements is unknown. The Board has approved the advancement of certain expenses to a service provider in connection with pending litigation subject to various undertakings and reporting requirements.
Annual Report | 25

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011	Pyxis Credit Strategies Fund
Note 14. Disclosure of Significant Risks and Contingencies
Concentration Risk
The Fund may focus its investments in instruments of only a few companies. The concentration of the Fund’s portfolio in any one obligor would subject the Fund to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry.
Non-Payment Risk
Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment, and a potential decrease in the net asset value of the Fund.
Credit Risk
Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.
Illiquidity of Investments Risk
The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.
Troubled, Distressed or Bankrupt Companies Risk
The Fund invests in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.
Leverage Risk
The Fund uses leverage (see Notes 7 and 8) through borrowings from notes and a credit facility, and may also use lever- age through the issuances of preferred shares. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to substantial risks of loss.
Foreign Securities Risk
Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Fund are maintained) and the various foreign currencies in which the Fund’s portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.
Forward Currency Contracts Risk
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use forward contracts to gain exposure to, or hedge against changes in the value of foreign currencies. A forward contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, daily fluctuations in the value of the contract are recorded for financial statement purposes as unrealized gains or losses by the Fund. At the expiration of the contracts the Fund realizes the gain or loss. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the forward contracts and may realize a loss. With forwards, there is counter-party credit risk to the Fund because the forwards are not exchange traded, and there is no clearinghouse to guarantee the forwards against default.
Emerging Markets Risk
Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in foreign securities to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities,
26 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2011	Pyxis Credit Strategies Fund
including restrictions on investing in issuers or industries deemed sensitive to relevant national interest.
Derivatives Risk
Derivative transactions in which the Fund may engage for hedging or speculative purposes to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivative transactions, involve certain risks and considerations. These risks include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use derivative transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which can not be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.
Investments in Swaps Risk
Investments in swaps involve the exchange with another party of commitments to pay a stream of payments. The use of swaps subjects the Fund to the risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Fund may enter into total return swaps, credit default swaps, currency swaps or other swaps which may be surrogates for other instruments such as currency forwards or options.
Regulatory Risk
Recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.
Counterparty Credit Risk
Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payment according to the terms of a contract. Counterparty credit risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivatives financial instruments, the Fund is exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.
Short Selling Risk
Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. The Fund will profit from declines in the market prices of securities sold short to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. There can be no assurance that the securities necessary to cover a short position will be available for purchase.
Note 15. Legal Matters
Matters Relating to the Fund’s Investment in Broadstripe, LLC.
The Fund, the Investment Adviser, other accounts managed by the Investment Adviser, and an unaffiliated investment manager are defendants in a lawsuit filed in Delaware Superior Court on November 17, 2008 (and subsequently amended to include the Fund as a party) by WaveDivision Holdings, LLC and an affiliate, alleging causes of action stemming from the plaintiffs’ 2006 agreements with Millennium Digital Media Systems, LLC (now known as Broadstripe, LLC) (“Broadstripe”), pursuant to which Broadstripe had agreed, subject to certain conditions, to sell certain cable television systems to the plaintiffs. As of December 31, 2011, the Fund attributed total value to the Fund’s investment in Broadstripe of an aggregate of approximately $7.9 million. The complaint alleges that the Adviser and an unaffiliated investment manager caused Millennium to terminate the contracts to sell the cable systems to the plaintiffs. On September 30, 2011, the Court granted the Fund’s Motion for Summary Judgment, dismissing all claims against the Fund. Plaintiffs did not appeal against the Fund, so the Fund has no further potential liability in this matter.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events that would materially impact the financial statements as presented.
Annual Report | 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Pyxis Credit Strategies Fund:
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Pyxis Special Situations Fund (the “Fund”) at December 31, 2011, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and the banks with which the Fund owns participation in loans, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Dallas, Texas
February 29, 2012
28 | Annual Report

ADDITIONAL INFORMATION (unaudited)

December 31, 2011	Pyxis Credit Strategies Fund
Additional Portfolio Information
The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.
Tax Information
The Fund hereby designates as qualified interest income distributions 84.24% of ordinary income distributions, for the fiscal year ended December 31, 2011.
Dividend Reinvestment Plan
Unless the registered owner of Common Shares elects to receive cash by contacting BNY Mellon (the “Plan Agent”), as agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), all dividends declared for Common Shares of the Fund will be automatically reinvested by BNY Mellon in additional Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by BNY Mellon, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them.
The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.
If, on the payment date for any dividend, the market price per Common Share plus estimated brokerage commissions is greater than the net asset value per Common Share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued Common Shares, including fractional shares, on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value per Common Share is less than 95% of the market price per Common Share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per Common Share on the payment date.
If, on the payment date for any dividend, the net asset value per Common Share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.
In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 120 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the “ex-dividend” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent may exceed the
Annual Report | 29

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2011	Pyxis Credit Strategies Fund
net asset value of the Common Shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the net asset value per Common Share at the close of business on the last purchase date; provided that, if the net asset value per Common Share is less than 95% of the market price per Common Share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per Common Share on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence concerning the Plan should be directed to the Plan Agent at BNY Mellon, 301 Bellevue Parkway, Wilmington, Delaware 19809; telephone (877) 665-1287.
Approval of Investment Advisory Agreement
The Fund has retained the Investment Adviser to manage its assets pursuant to an Investment Advisory Agreement with the Investment Adviser (the “Advisory Agreement”), which has been approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). Following an initial term of two years, the Advisory Agreement continues in effect from year-to-year provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.
The Board of Trustees, including the Independent Trustees, approved the Advisory Agreement at a meeting held on December 2, 2011. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Investment Adviser written and oral information including: (i) information confirming the financial soundness of the Investment Adviser and on the general profitability of the Advisory Agreement; (ii) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (iii) information on the internal compliance procedures of the Investment Adviser; (iv) information showing how the Fund’s fees and expected operating expenses compare to those of (a) other registered and private investment funds that follow investment strategies and objectives similar to those of the Fund and having a similar asset size, and (b) other private and registered pooled investment vehicles or accounts managed by the Investment Adviser, as well as performance of such vehicles and accounts; (v) information comparing the services provided to the Fund by the Investment Adviser versus those provided to the Investment Adviser’s other institutional and hedge fund clients; (vi) information regarding brokerage and portfolio transactions; and (vii) information on any legal proceedings or regulatory audits or investigations affecting the Fund, the Investment Adviser or its affiliates. The Trustees reviewed the detailed information provided by the Investment Adviser and other relevant information and factors with independent legal counsel.
The Trustees’ conclusion as to the continuation of the Advisory Agreement was based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The fee arrangements for the Fund are the result of review and discussion between the Independent Trustees and the Investment Adviser since the Fund’s inception. Certain aspects of such arrangements may receive greater scrutiny in some years than in others, and the Trustees’ conclusions may
30 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2011	Pyxis Credit Strategies Fund
be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
On December 15, 2011, the Board approved the novation of the Advisory Agreement from Highland Capital Management, L.P. to Highland Funds Asset Management, L.P. (the “Novation”). In reviewing the Novation, the Board determined HFAM would provide the same services and the same level of service as HCMLP.
The Nature, Extent, and Quality of the Services Provided by the Investment Adviser. The Trustees considered the portfolio management services provided by the Investment Adviser and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. They discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. They also reviewed and discussed the Investment Adviser’s compliance policies and procedures. The Trustees concluded that the Investment Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement and that the nature and quality of such advisory services are satisfactory.
The Investment Adviser’s Historical Performance in Managing the Fund. The Trustees reviewed the Investment Adviser’s historical performance in managing the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at their meetings throughout the year. The Trustees discussed relative performance and contrasted the Fund’s performance versus that of the Fund’s peers, as represented by certain other registered investment companies that follow investment strategies similar to the Fund, the Credit Suisse Leveraged Loan Index and Credit Suisse/Tremont Hedge Fund Index - Multi-Strategy. After reviewing these and related factors, the Trustees concluded that they were satisfied with the Investment Adviser’s responses and efforts relating to performance.
The Costs of the Services to be Provided by the Investment Adviser and the Profits Realized by the Investment Adviser and its Affiliates from the Relationship with the Fund. The Trustees also gave substantial consideration to the fees payable under the Advisory Agreement, including: (i) the annual fee as a portion of the Fund’s Managed Assets; (ii) the expenses the Investment Adviser incurs in providing advisory services; (iii) the profitability to the Investment Adviser of the Fund as compared to the profitability of the Pyxis Credit Opportunities Fund (the “Credit Opportunities Fund”), a private pooled investment vehicle managed by the Investment Adviser; and (iv) information showing how the Fund’s fees and expected operating expenses compare to those of (a) other registered and private investment funds that follow investment strategies and objectives similar to those of the Fund and having a similar asset size, and (b) other private and registered pooled investment vehicles or accounts managed by the Investment Adviser, as well as performance of such vehicles and accounts. After reviewing these and related factors, the Trustees determined that the fees payable to the Investment Adviser under the Advisory Agreement represent reasonable compensation in light of the services being provided by the Investment Adviser to the Fund.
The Extent to which Economies of Scale would be Realized as the Fund Grows and Whether Fee Levels Reflect these Economies of Scale for the Benefit of Shareholders. The Trustees considered the asset level of the Fund, the information provided by the Investment Adviser relating to its costs and information comparing the fee rate charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees also considered that, due to its nature as a closed-end fund, the Fund’s asset level is not expected to increase significantly as a result of new capital contributions. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth through a merger, rights offering, material increase in the market value of the Fund’s portfolio securities or otherwise. The Trustees considered whether breakpoints in the fee under the Advisory Agreement for the Fund would be appropriate in light of the Fund’s assets and current fee structure, including any waivers, and determined not to recommend any breakpoints for the Fund at this time.
Following a further discussion of the factors deemed material, including those described above, and the merits of the Advisory Agreement and its various provisions, the Trustees, including all of the Independent Trustees, determined that the Advisory Agreement, including the advisory fee paid to the Investment Adviser under the Advisory Agreement, is fair and reasonable to the Fund and approved the continuation, for a period of one year commencing December 31, 2011, of the Advisory Agreement.
Annual Report | 31

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2011	Pyxis Credit Strategies Fund
Trustees and Officers
The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Pyxis Capital, L.P., 200 Cresent Tower, Suite 700, Dallas, TX 75201.

		Term of	Principal	Number of Portfolios
		Office and	Occupation(s)	in Pyxis Funds	Other
Name and	Positions	Length of	During Past	Complex Overseen	Directorships/
Date of Birth	with Funds	Time Served	Five Years	by Trustee[1]	Trusteeships Held

		INDEPENDENT TRUSTEES

Timothy K. Hui (6/13/1948)	Trustee	3 years; Trustee since 2006 (inception)	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Philadelphia Biblical University.	21	None

Scott F. Kavanaugh (1/27/1961)	Trustee	3 years; Trustee since 2006 (inception)	Vice-Chairman, President and Chief Operating Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice Chairman, President and Chief Operating Officer of First Foundation, Inc.(holding company) since September 2007; and private investor since February 2004.	21	None

James F. Leary (3/9/1930)	Trustee	3 years; Trustee since 2006 (inception)	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	21	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (2/4/1955)	Trustee	3 years; Trustee since 2006 (inception)	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	21	None

[1]	The Pyxis Fund Complex consists of all of the registered investment companies advised by the Investment Adviser as of the date of this report.
32 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2011	Pyxis Credit Strategies Fund
Trustees and Officers

		Year First	Principal	Number of Portfolios
		Elected or	Occupation(s)	in Pyxis Funds	Other
Name, and	Position	Appointed	During Past	Complex Overseen	Directorships
Date of Birth	with Fund	to Office	Five Years	by Trustee[1]	Held

INTERESTED TRUSTEE[2]
R. Joseph Dougherty[2] (6/20/1970)	Trustee and Chairman of the Board	3 years; Trustee and Chairman of the Board since 2006 (inception)	Team Leader of the Highland Capital Management, L.P. (“HCMLP”) and of the Investment Adviser since its inception, Trustee of the funds in the Pyxis Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Pyxis Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Pyxis Fund Complex from 2004 to December 2008.	21	None

OFFICERS
R. Joseph Dougherty[2] (6/20/1970)	Trustee and Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Trustee and Chairman of the Board since 2004; President and Chief Executive Officer since December 2008	Team Leader of HCMLP since 2000 and of the Investment Adviser since its inception, Director/Trustee of the funds in the Pyxis Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Pyxis Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Pyxis Fund Complex from 2004 to December 2008.

Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Senior Retail Fund Analyst of HCMLP since 2007 and of the Investment Adviser since its inception and Principal Accounting Officer and Treasurer of the funds in the Pyxis Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

1  The Pyxis Fund Complex consists of all of the registered investment companies advised by the Investment Adviser as of the date of this report.
2  Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Investment Adviser.
Annual Report | 33

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2011	Pyxis Credit Strategies Fund
Trustees and Officers

Year First
Elected or
Name, and	Position	Appointed
Date of Birth	with Fund	to Office	Principal Occupation(s) During Past Five Years

OFFICERS

Ethan Powell (6/20/1975)	Secretary	Indefinite Term; Secretary since November 2010	Senior Retail Fund Analyst of HCMLP since 2007 and of the Investment Adviser since its inception and Secretary of the funds in the Pyxis Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2006.

Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term, Chief Compliance Officer since January 2012	Compliance Director at Pyxis Capital Management and Chief Compliance Officer of NexBank Securities, Inc., and affiliated Broker Dealer, since November 2010; Broker Dealer, since November 2010; Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance Manager from August 2005 to May 2008 at capital Institutional Services (institutional brokerage firm).

[1]	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Investment Adviser.
34 | Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser Pyxis Capital, L.P. 200 Crescent Tower, Suite 700 Dallas, TX 75201	This report has been prepared for shareholders of Pyxis Credit Strategies Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

Transfer Agent BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough MA 01581	A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the SEC’s website at http://www.sec.gov.

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201

Fund Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.pyxisais.com.

On May 20, 2011, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.
Annual Report | 35

This page intentionally left blank

4400 Computer Drive
Westborough, MA 01581-1722

Pyxis Credit Strategies Fund~HCF	Annual Report, December 31, 2011

www.pyxisais.com	PYX-HCF-AR-12/11

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics is attached.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of trustees has determined that James Leary is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $106,000 for 2010 and $110,000 for 2011.

Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $8,500 for 2010 and $8,500 for 2011. The nature of the services related to agreed-upon procedures, performed on the Fund’s semi-annual financial statements.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $58,000 for 2010 and $45,000 for 2011. The nature of the services related to assistance on the Fund’s tax returns and excise tax calculations.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:
(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) 100%

(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $652,504 for 2010 and $1,142,555 for 2011.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an “interested person” as defined in the 1940 Act:
Timothy K. Hui
Scott F. Kavanaugh
James F. Leary
Bryan A. Ward
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.
APPENDIX E
HIGHLAND CAPITAL MANAGEMENT, L.P.
PROXY VOTING POLICY
1. Application; General Principles
     1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.
     1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.
2. Voting; Procedures
     2.1 Monitoring. A member of the settlement group (the “settlement designee”) of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security. The portfolio manager(s) may consult a member of the settlement group as necessary.
     2.2 Voting. Upon receipt of notice from the settlement designee, the portfolio manager(s) of the fund(s) in which the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client in accordance with the Guidelines set forth below.
     2.3 Guideline. In determining how to vote a particular proxy, the portfolio manager(s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy. This Policy is designed to be implemented in a manner reasonably expected to ensure that voting rights are exercised in the best interests of the Company’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. In general, the Company reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. Portfolio manager(s) may vote proxies as recommended by the security issuers management on routine matters related to the operation of the issuer and on matters not expected to have a significant impact on the issuer and/or its shareholders, because the Company believes that recommendations by the issuer are generally in shareholders’ best interests, and therefore in the best economic interest of the Company’s clients.
     2.4 Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to causing the proxy to be voted.
     2.4.1. For a security held by a an investment company, the Company shall disclose the conflict and its reasoning for voting as it did to the Retail Fund’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the compliance department to document the basis for the decision and furnish the documentation to the Board of Trustees. The Company may resolve the conflict of interest by following the proxy voting recommendation of a disinterested third party (such as ISS, Glass Lewis, or another institutional proxy research firm).
     2.5 Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.
     2.6 Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.
3. Conflicts of Interest
     3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:
     3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.
     3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.
     3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

     3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
     3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).
     3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.
     3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.
     3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
     3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:
     3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.
     3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
4. Recordkeeping, Retention and Compliance Oversight
     4.1 The Company shall retain records relating to the voting of proxies, including:
     4.1.1 Copies of this Policy and any amendments thereto.
     4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

     4.1.3 Records of each vote cast by the Company on behalf of Clients.
     4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
     4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.
     4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.
     4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).
     4.4 Records relating to the voting of proxies for securities held by investment company clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.
     4.5 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.
Adopted by the Company’s Compliance Committee: March 24, 2009, amended June 17, 2009.
Approved by the Highland Funds Board of Trustees for all Funds (except Highland Long/Short Equity Fund): June 5, 2009.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members
     The Fund’s portfolio manager, who is primarily responsible for the day-to-day management of the Fund’s portfolio, is Greg Stuecheli.
     Greg Stuecheli — Mr. Stuecheli is a Senior Portfolio Manager at Pyxis. Prior to his current duties, Mr. Stuecheli was a Portfolio Manager for Pyxis covering distressed and special situation credit and equity investments. Prior to joining Pyxis in June 2002, Mr. Stuecheli served as an analyst for Gryphon Management Partners, LP from 2000 to 2002, where his primary responsibilities included researching long and short investment ideas. In 1999, Mr. Stuecheli was a Summer Associate at Hicks, Muse, Tate & Furst, and from 1995 to 1998, Mr. Stuecheli worked as a chemical engineer at Jacobs Engineering Group and Cytec Industries. Mr. Stuecheli received an MBA from Southern Methodist University and a BS in Chemical Engineering from Rensselaer Polytechnic Institute. He has earned the right to use the Chartered Financial Analyst designation.

(a)	(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest
     Other Accounts Managed by Portfolio Manager(s) or Management Team Member
     The following table provides information about funds and accounts, other than the Fund, for which the Fund’s portfolio manager is primarily responsible for the day-to-day portfolio management as of December 31, 2011.
Greg Stuecheli

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	2	586.8	1	2.8
Other Pooled Investment Vehicles:	—	—	—	—
Other Accounts:	—	—	—	—
     Potential Conflicts of Interests
     Pyxis and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.
     The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

     The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.
     While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members
     Pyxis’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio managers’ underlying accounts, and the pre-tax relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Pyxis, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.
     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Pyxis, which may include the amount of assets supervised and other management roles within Pyxis. Base compensation is determined by taking into account current industry norms and market data to ensure that Pyxis pays a competitive base compensation.
     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:
Short-Term Incentive Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Pyxis in order to promote the success of Pyxis.

Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Pyxis.

Because each person’s compensation is based on his or her individual performance, Pyxis does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Pyxis.
(a)(4) Disclosure of Securities Ownership
     The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of December 31, 2011.

Dollar Ranges of Equity Securities Beneficially Owned
Name of Portfolio Manager	by Portfolio Manager
Greg Stuecheli	$101,000-500,000
(b)	Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

				(d) Maximum Number (or
			(c) Total Number of Shares	Approximate Dollar Value) of
	(a) Total Number	(b) Average	(or Units) Purchased as Part	Shares (or Units) that May Yet Be
	of Shares (or	Price Paid per	of Publicly Announced	Purchased Under the Plans or
Period	Units) Purchased	Share (or Unit)	Plans or Programs	Programs
March 1,2011 March 31, 2011	27,825	$7.8266	27,825	63,858,443
April 1, 2011 to April 30, 201	26,917	$7.6174	26,917	63,858,443
May 01, 2011 to May 31, 2011	25,087	$7.4544	25,087	63,858,443
June 1, 2011 to June 30, 2011	22,970	$7.7500	22,970	63,858,443
August 1, 2011 to August 31, 2010	21,109	$7.378941	21,109	63,881,473
September 1, 2011 to September 30, 2011	17,845	$6.632899	17,845	63,881,473
October 1, 2011 to October 31, 2011	21,031	$6.197221	21,031	63,881,473

				(d) Maximum Number (or
			(c) Total Number of Shares	Approximate Dollar Value) of
	(a) Total Number	(b) Average	(or Units) Purchased as Part	Shares (or Units) that May Yet Be
	of Shares (or	Price Paid per	of Publicly Announced	Purchased Under the Plans or
Period	Units) Purchased	Share (or Unit)	Plans or Programs	Programs
November 1, 2011 to November 30, 2011	17,464	$6.2548	17,464	63,881,473
December 1, 2011 to December 31, 2011	18,428	$6.2783	18,428	63,881,473
Total	198,676		198,676
Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced: Purchases were made pursuant to an Automatic Dividend Reinvestment Plan that was last filed with the SEC on June 21, 2006

b.	The dollar amount (or share or unit amount) approved: NONE

c.	The expiration date (if any) of each plan or program: NONE

d.	Each plan or program that has expired during the period covered by the table: NONE

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: NONE
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Pyxis Credit Strategies Fund (formerly, Highland Credit Strategies Fund)

By (Signature and Title)*	/s/ R. Joseph Dougherty

R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)

Date 3/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Joseph Dougherty
R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)

Date 3/9/12

By (Signature and Title)*	/s/ Brian Mitts

Brian Mitts, Chief Financial Officer and Treasurer
(principal financial officer)

Date 3/9/12

*	Print the name and title of each signing officer under his or her signature.